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                                                                    EXHIBIT 24.1


                            CONSENT OF INDEPENDENT
                         CERTIFIED PUBLIC ACCOUNTANTS


CYNET, Inc.
Houston, Texas

      We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of CYNET, Inc. ("CYNET") of our report, dated March 30, 2001, appearing in CYNET's Annual Report on Form 10-KSB for the year ended December 31, 2000. Our report contains an explanatory paragraph regarding CYNET's ability to continue as a going concern.





                                  /s/ Mann Frankfort Stein & Lipp, CPAs, LLP



Houston, Texas
June 15, 2001